GARTMORE VARIABLE INSURANCE TRUST

                Strong GVIT Mid Cap Growth Fund (Class I Shares)
                Dreyfus GVIT Mid Cap Index Fund (Class I Shares)
          Turner GVIT Growth Focus Fund (Class I and Class II Shares)
               Federated GVIT Equity Income Fund (Class I Shares)
                 J.P. Morgan GVIT Balanced Fund (Class I Shares)
                MAS GVIT Multi Sector Bond Fund (Class I Shares)
              Federated NSAT High Income Bond Fund (Class I Shares)


                    Prospectus Supplement dated April 2, 2002
          to Prospectus dated May 1, 2001 (as revised January 25, 2002)

Effective May 1, 2002, Van Kampen Asset Management Inc. ("VKAM") will replace Federated Investment Counseling ("Federated") as the subadviser for the Federated GVIT Equity Income Fund (the "Fund") and the Fund name will be changed to Comstock GVIT Value Fund. On May 1, 2002, VKAM will begin to manage the Fund and the Fund's investment objective and principal investment strategies will change as follows:

     The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocksUnder normal market conditions, VKAM seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks.

However, until June 3, 2002, the Fund will continue, under normal conditions, to invest at least 80% of its net assets in equity securities, such as common stocks and convertible preferred stocks that are convertible into common stock. And these securities will primarily be income producing securities of U.S. and foreign companies. After such date, the Fund will no longer be subject to such limitations.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.